LONG-TERM LOAN	6 Months Ended
Jun. 30, 2024
Borrowings [abstract]
LONG-TERM LOAN
NOTE 5 – LONG-TERM LOAN

In September 2022, the Company entered into a $40 million loan agreement with BlackRock EMEA Venture and Growth Lending (previously Kreos Capital) (“BlackRock”). Pursuant to the agreement, the first tranche of $10 million was drawn down by the Company upon closing, with the remaining $30 million to be made available in two additional tranches subject to the achievement of pre-specified milestones. The tranches are available for drawdown at the Company’s discretion at various time points through October 1, 2024. In April 2024, the Company completed a drawdown of the $20 million second tranche of the loan agreement.

Each tranche of the loan carries a pre-defined interest-only payment period, followed by a loan principal amortization period of up to 36 months subsequent to the interest-only period. The interest-only periods are subject to possible extension based on certain pre-defined milestones. Borrowings under the financing bear interest at a fixed annual rate of 9.5% (~11.0%, including associated cash fees). As security for the loan, BlackRock received a first-priority secured interest in all Company assets, including intellectual property, and the Company undertook to maintain a minimum cash balance. In addition, BlackRock is entitled to mid-to-high single-digit royalties on motixafortide sales in the U.S., up to a pre-defined cap.

The loan's current value includes the accrual of effective interest, including estimated future royalties.